Exhibit 10.22

MoGas Pipeline LLC                                         Section 8.3
FERC GAS TARIFF                             FORM OF SERVICE AGREEMENT
Second Revised Volume No. 1     RATE SCHEDULE FT
     Version 1.0.0

MoGas Pipeline LLC
FORM OF SERVICE AGREEMENT (RATE SCHEDULE FT)
Contract No. FRM-LGC-1001 (f/k/a 100)
Agreement Dated 4-1-2008
Amended 3-1-2017

This Firm Service Transportation Agreement ("Agreement"), formerly known as Contract No. 100, now known as Contract No. FRM-LGC-1001 is made and entered into between MoGas Pipeline LLC, a Delaware limited liability company ("Transporter") and the party identified as Shipper in this Agreement.

In consideration of the promises and of the mutual covenants herein contained, the parties do covenant and agree as follows:

ARTICLE I SCOPE OF AGREEMENT

Subject to the terms, conditions and limitations hereof and of Transporter's Rate Schedule FT and Transporter's General Terms and Conditions, Transporter agrees to receive, transport and deliver on a firm basis thermally equivalent volumes of gas, adjusted for the Fuel and Gas Loss Retention Quantity, up to the Maximum Daily Quantity (MDQ).

ARTICLE II TERM OF AGREEMENT

This Agreement shall become effective and continue in effect as set forth herein. If renewable following the primary term, this Agreement may be terminated by either party upon prior written notice.

ARTICLE III RATE SCHEDULE

Shipper shall pay Transporter for all services rendered hereunder at rates filed under Transporter's Rate Schedule FT and as the same may be revised and changed. The rates to be charged Shipper for services under this Agreement shall be the maximum rate filed for that service unless Shipper and Transporter have otherwise agreed in writing. The rates charged Shipper for firm transportation hereunder shall not be more than the maximum rate applicable to such service, nor less than the minimum rate for such service.

This Agreement and all terms and provisions contained or incorporated herein are subject to the provisions of Transporter's Rate Schedule FT and of Transporter's General Terms and Conditions on file with the Federal Energy Regulation Commission or other duly constituted authorities having jurisdiction, and as the same may be legally amended or superseded. The Rate Schedule and General Terms and Conditions are by this reference made a part hereof.

ARTICLE IV RECEIPT POINT(S) AND DELIVERY POINT(S)

Natural gas to be received for the account of Shipper hereunder shall be received on the outlet side of the measuring station(s) at or near the point(s) of receipt, as specified in Appendix A.

Natural gas to be delivered for the account of Shipper hereunder shall be delivered on the outlet side of the measuring station(s), if any, at or near the point(s) specified in Appendix A.

MoGas Pipeline LLC                                         Section 8.3
FERC GAS TARIFF                             FORM OF SERVICE AGREEMENT
Second Revised Volume No. 1     RATE SCHEDULE FT
     Version 1.0.0

MoGas Pipeline LLC
FORM OF SERVICE AGREEMENT (RATE SCHEDULE FT)
Contract No. FRM-LGC-1001 (f/k/a 100)
Agreement Dated 4-1-2008
Amended 3-1-2017

Additional information concerning receipt and delivery points is set forth on Appendix A to this Agreement which is incorporated herein by reference.

ARTICLE V QUALITY

All natural gas tendered for transportation to Transporter for the account of shipper at the Receipt Point(s) shall conform to the quality specifications set forth in the General Terms and Conditions, as revised from time to time. Transporter may receive gas not forming to the quality specifications if treatment facilities on Transporter's system will bring such gas into conformance with the quality specifications. Transporter may refuse to receive on a non-discriminatory basis any gas for transportation which does not meet such quality specifications and will not be treated to meet the quality specifications.

ARTICLE VI ASSIGNMENT

This Agreement shall be binding upon and inure to the benefit of any successor(s) to either Transporter or Shipper by merger, consolidation of acquisition. Either Transporter or Shipper may assign or pledge this Agreement and all rights and obligations under the provisions of any mortgage, deed or trust, indenture or other instrument which it has executed or may execute hereafter as security for indebtedness; otherwise, neither Transporter nor Shipper shall assign this Agreement or any of its rights hereunder without first having obtained formal written consent of the other(s). Such consent shall not be unreasonably withheld.

ARTICLE VII INTERPRETATION AND MODIFICATIONS

The interpretation and performance of this Agreement shall be in accordance with the laws of the state of Missouri.

ARTICLE VIII AGREEMENTS BEING SUPERSEDED

When this Agreement becomes effective, it shall supersede and cancel any other firm transportation agreements between the parties for the same service.

ARTICLE IX CERTIFICATIONS

By executing this Agreement, Shipper certifies that: (1) Shipper has title to, or a current contractual right to deliver the gas to be transported by Transporter; (2) Shipper has, or will have, entered into all arrangements necessary for the commitment of deliveries to Transporter; and (3) Shipper has a sales and, as applicable, a transportation contract(s) or will enter into such sales and, as applicable, a transportation contract(s) with the party ultimately receiving the gas, prior to the commencement of service.

MoGas Pipeline LLC                                         Section 8.3
FERC GAS TARIFF                             FORM OF SERVICE AGREEMENT
Second Revised Volume No. 1     RATE SCHEDULE FT
     Version 1.0.0

MoGas Pipeline LLC
FORM OF SERVICE AGREEMENT (RATE SCHEDULE FT)
Contract No. FRM-LGC-1001 (f/k/a 100)
Agreement Dated 4-1-2008
Amended 3-1-2017

ARTICLE X SPECIFIC INFORMATION

Firm Transportation Service Agreement between MoGas Pipeline LLC
("Transporter") and Laclede Gas Company ("Shipper").

Contract Number FRM-LGC-1001                 Effective Date 3/1/2017

Primary Term         13 years, eight months, extending to 10/31/2030
Renewal Term-month to month Yes Other ______________________________
Termination Notice 365 Days
Right of First Refusal: Yes

Transporter MoGas Pipeline LLC
     329 Josephville Road
Wentzville, Missouri 63385

Shipper Laclede Gas Company
700 Market St, 1st Floor
St. Louis, MO. 63101

Maximum Daily Quantity: 62,800 Dth per day

The rate charged will be the maximum transportation rate unless otherwise agreed to in writing.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their Presidents or Vice Presidents as duly authorized officers, the day and year first above written.

Effective Date: 3/1/2017

     MoGas Pipeline LLC

     By: /s/ Cy Zebot___________________
     Name: Cy Zebot
     Title: SVP Rates and Regulations

     Laclede Gas Company

     By: /s/ Scott Woley________________
     Name: Scott Woley
     Title: Vice President, Gas Supply & Operations

MoGas Pipeline LLC                                         Section 8.3
FERC GAS TARIFF                             FORM OF SERVICE AGREEMENT
Second Revised Volume No. 1     RATE SCHEDULE FT
     Version 1.0.0
APPENDIX A
Contract No. FRM-LGC-1001 (f/k/a 100)
Agreement Dated 4-1-2008
Amended 3/1/2017

To the Firm Transportation Service Agreement between MoGas Pipeline LLC ("Transporter") and Laclede Gas Company ("Shipper"), Contract Number FRM-LGC-1001 (f/k/a 100).

Point of         Maximum          Maximum Daily         Provision for
Receipt Meter No.     Receipt Pressure         Receipt Quantity         Incre. Facility

PEPL     05237         n/a             35,000            No
MRT     91030        n/a             7,800            No
REX     44936        n/a             20,000            No

Quality Waivers: No

Point of             Maximum Daily          Priority         Provision for
Delivery     Meter No.      Delivery Quantity      Date         Incre. Facility

West Alton     421                     10-1-2007           No
St. Peters      400      11,200             10-1-2007          No
St Paul          320         100             10-1-2007          No
Wentzville     500         15,000             10-1-2007          No
Washington CG     410          5,000             10-1-2007          No
South Point      440         24,000             10-1-2007          No
Union #1      510         1,700             10-1-2007          No
Union #2      630         600             10-1-2007          No
St Clair      430           1,200             10-1-2007          No
Sullivan #1     470          2,800               10-1-2007          No
Sullivan #2     471         1,200          10-1-2007          No
MRT      91030          0          3-1-2017           No
Transport rate discount
The contract MDQ of 62,800 Dth will be provided at a discount reservation rate of $6.3875/Dth/month for the period 11/1/2018 through 10/31/2030. This rate shall apply to all receipt points in Zone 1, the delivery points listed above, and any future Shipper delivery points in Zone 1 that are within Shipper’s service territory.

This Appendix A supersedes and cancels any previously effective Appendix A to this Firm Transportation Service Agreement.

Effective Date: 3/1/2017

     MoGas Pipeline LLC

     By: /s/ Cy Zebot______________
     Name: Cy Zebot
     Title: SVP

     Laclede Gas Company

     By: /s/ Scott Woley____________
     Name: Scott Woley
     Title: Vice President, Gas Supply

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